Fidelity ® Institutional
Short-Intermediate
Government Fund

Annual Report

November 30, 2001

(2_fidelity_logos)(registered trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.

The third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, the Federal Reserve Board, or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

After turning in subpar performances for most of 2001, equity markets rallied in October and November as signs of improvements in the U.S. economy and a potential federal government fiscal stimulus package gave many investors reason for optimism. The good news for stocks had the opposite effect on bonds. Many investment-grade bonds experienced steep price corrections in November in anticipation of a sharper-than-expected return to economic growth.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $100,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity® Inst Sht-Int Govt	9.96%	37.71%	85.70%
LB 1-5 Year US Government Bond	10.40%	39.23%	89.67%
Short-Intermediate US Government Funds Average	9.26%	33.59%	82.25%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers® 1-5 Year U.S. Government Bond Index - a market value-weighted index of government fixed-rate debt issues with maturities between one and five years. To measure how the fund's performance stacked up against its peers, you can compare it to the short-intermediate U.S. government funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 89 mutual funds. These benchmarks reflect reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended November 30, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Inst Sht-Int Govt	9.96%	6.61%	6.39%
LB 1-5 Year US Government Bond	10.40%	6.84%	6.61%
Short-Intermediate US Government Funds Average	9.26%	5.95%	6.18%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

Annual Report

Performance - continued

$100,000 Over 10 Years

$100,000 Over 10 Years: Let's say hypothetically that $100,000 was invested in Fidelity® Institutional Short-Intermediate Government Fund on November 30, 1991. As the chart shows, by November 30, 2001, the value of the investment would have grown to $185,703 - an 85.70% increase on the initial investment. For comparison, look at how the Lehman Brothers 1-5 Year U.S. Government Bond Index did over the same period. With dividends and capital gains, if any, reinvested, the same $100,000 would have grown to $189,670 - an 89.67% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Annual Report

Performance - continued

Total Return Components

	Years ended November 30,
	2001	2000	1999	1998	1997
Dividend returns	6.48%	6.82%	6.27%	6.54%	6.83%
Capital returns	3.48%	0.88%	-3.90%	0.64%	-0.84%
Total returns	9.96%	7.70%	2.37%	7.18%	5.99%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

Dividends and Yield

Periods ended November 30, 2001	Past 1 month	Past 6 months	Past 1 year
Dividends per share	4.22¢	26.77¢	57.13¢
Annualized dividend rate	5.38%	5.65%	6.09%
30-day annualized yield	3.81%	-	-

Dividends per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $9.54 over the past one month, $9.45 over the past six months and $9.38 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

The new millennium has been kind to investors in investment-grade bonds, which have performed consistently well since early 2000. It was more of the same for the 12 months ending November 30, 2001. In that time, investment-grade bonds benefited from a wave of interest rate cuts - 10 in all - by the Federal Reserve Board. A harsh economic climate, geopolitical unrest and double-digit stock market declines also drove investors to bonds, which typically outperform equities in this environment. And perform they did, advancing 11.16% during the past year according to the Lehman Brothers Aggregate Bond Index, a proxy of the overall taxable-bond market. Corporate bonds, which offered better yields than Treasuries, were highest on the performance ladder, as the Lehman Brothers Credit Bond Index climbed 13.32% during the past 12 months. Treasuries had an up and down year, benefiting from a flight to safety after the tragic events of September 11, but losing significant ground in November as investors began to anticipate an economic recovery. The Lehman Brothers Treasury Index gained 9.85% for the year. Agency securities also outperformed Treasuries, as seen by the 11.46% return of the Lehman Brothers U.S. Agency Index. Meanwhile, despite a rash of prepayments sparked by heightened refinancing activity, the mortgage bond market was up 10.38%, according to the Lehman Brothers Mortgage-Backed Securities Index.

(Portfolio Manager photograph)
An interview with Andrew Dudley, Portfolio Manager of Fidelity Institutional Short-Intermediate Government Fund

Q. How did the fund perform, Andy?

A. For the 12-month period that ended November 30, 2001, the fund returned 9.96%. To get a sense of how the fund did relative to its competitors, the return for the short-intermediate U.S. government funds average as tracked by Lipper Inc. was 9.26%. Additionally, the Lehman Brothers 1-5 Year U.S. Government Bond Index returned 10.40%.

Q. What factors drove the fund's performance during the period?

A. Short- and intermediate-term securities performed quite well throughout most of the period, propelled by rapidly declining interest rates. The Federal Reserve Board has cut rates on 10 separate occasions through the end of November for a total of 4.5 percentage points. The early cuts were aimed at reviving a sluggish economy. The three most recent cuts - which took place after the events of September 11 - were designed to stabilize the global financial markets and prevent a recession from deepening. As rates and bond yields declined, short-term securities posted the largest percentage gains, followed by intermediate- and long-term bonds. That's because short-maturity and, to a lesser extent, intermediate-term bonds, are more closely tied to Fed actions than longer-term securities. In November 2001, when investors began to anticipate that the economy was on the mend and that the Fed might be at or near the end of its campaign to lower rates, bond yields generally moved higher and bond prices fell across all maturities.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What were your principal strategies throughout the year?

A. I continued to emphasize securities that offered a yield advantage over Treasury securities. At the end of the period, agency issues accounted for about 52% of the fund's net assets and mortgage securities accounted for approximately 21% of net assets. In contrast, Treasuries accounted for roughly 21% of net assets, compared to an approximately 60% weighting in the benchmark Lehman Brothers 1-5 Year U.S. Government Bond Index. Some of the fund's outperformance of its Lipper peer group average stemmed from its comparatively large weighting in agency securities. These investments performed very well thanks to a combination of falling interest rates, their relatively low valuations when I purchased them and a more favorable political backdrop as various government proposals designed to alter the nature of the relationship between some agencies and the government faded from view.

Q. How did the fund's stake in mortgage securities affect performance?

A. My choice of mortgage securities also helped performance. The mortgage market had to contend with several waves of refinancing activity as falling interest rates spurred record numbers of borrowers to refinance their home loans. Investors typically dislike rapid prepayment activity because it potentially forces them to reinvest the proceeds at lower prevailing interest rates. I emphasized mortgage securities that had some measure of protection against prepayments, and they performed relatively well. These included 15-year mortgage securities, collateralized mortgage obligations (CMOs) and commercial mortgage-backed securities.

Q. Were there any disappointments?

A. Yes, there was a minor disappointment. Throughout much of the past year, I kept a larger weighting than the market overall in the longer-maturity securities within the short-intermediate universe - meaning those with maturities of more than four years - which offered attractive yields relative to shorter-term securities. Even though these four-year-and-beyond securities posted strong gains, they just didn't keep pace with shorter-term securities as interest rates declined.

Q. What's your outlook?

A. Despite evidence that the economy continues to weaken, bonds recently have priced in a relatively strong economic rebound in 2002. I believe that significant economic recovery would likely spell the end of this cycle of interest rate cuts. Whether or not that will be the case remains to be seen. But if the economy does improve and if interest rates stabilize or rise, I believe agency and mortgage securities could perform relatively well.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fund Talk: The Manager's Overview - continued

Fund Facts

Goal: seeks a high level of current income consistent with preserving principal

Start date: November 10, 1986

Size: as of November 30, 2001, more than $406 million

Manager: Andrew Dudley, since 1998; manager, various Fidelity bond funds; joined Fidelity in 1996

3

Andrew Dudley on the suspension of auctions of 30-year U.S. Treasury bonds:

"The 30-year Treasury bond, also known as the ´long bond,' has been a steady feature of U.S. fixed-income markets since it was first regularly issued in the 1970s. Since then, it has become a proxy for interest rates and is the standard against which other fixed-income investments are measured. In late October, the U.S. Treasury surprised many with its announcement that it would suspend its future auctions of 30-year bonds. According to Treasury officials, the move would cut borrowing costs since the government currently pays higher rates for long-term bonds than for short-term notes and bills. Other observers pointed out that the Treasury - perhaps working with the blessing of the Federal Reserve Board - also might have been intent on bringing down stubbornly high long-term rates as a means of stimulating the economy. The market's immediate reaction was to push the prices of 30-year Treasuries significantly higher, anticipating a scarcity of the long bond in the months to come. Looking ahead, the suspension of the 30-year auction may mean that the spread - or the difference in yield - between Treasuries on the one side and agency and mortgage securities on the other side - will remain wider than historical norms, a reflection of the scarcity of Treasuries and an abundant supply of other types of bonds."

Annual Report

Investment Changes

Coupon Distribution as of November 30, 2001
	% of fund's investments	% of fund's investments 6 months ago
Zero coupon bonds	0.5	0.7
Less than 3%	0.5	0.0
3 - 3.99%	15.1	0.0
4 - 4.99%	3.9	6.6
5 - 5.99%	14.9	15.9
6 - 6.99%	28.3	40.0
7 - 7.99%	11.1	7.8
8 - 8.99%	6.9	9.3
9 - 9.99%	0.8	2.6
10 - 10.99%	3.2	3.7
11 - 11.99%	4.7	5.5
12% and over	2.7	3.1
Coupon distribution shows the range of stated interest rates on the fund's investments, excluding short-term investments.
Average Years to Maturity as of November 30, 2001
6 months ago
Years	3.0	3.5
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of November 30, 2001
6 months ago
Years	2.3	2.3

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Asset Allocation (% of fund's net assets)
As of November 30, 2001	As of May 31, 2001
Mortgage Securities 13.6%	Mortgage Securities 16.4%
CMOs and Other Mortgage Related Securities 7.6%	CMOs and Other Mortgage Related Securities 7.7%
U.S. Treasury Obligations 21.2%	U.S. Treasury Obligations 18.4%
U.S. Government Agency Obligations 52.2%	U.S. Government Agency Obligations 50.7%
Short-Term Investments and Net Other Assets 5.4%	Short-Term Investments and Net Other Assets 6.8%

Annual Report

Investments November 30, 2001

Showing Percentage of Net Assets

U.S. Government and Government Agency Obligations - 73.4%
	Principal Amount	Value (Note 1)
U.S. Government Agency Obligations - 52.2%
Fannie Mae:
3.125% 11/15/03	$ 29,140,000	$ 29,103,866
4.375% 10/15/06	8,700,000	8,629,313
5.25% 6/15/06	5,000,000	5,154,700
5.5% 5/2/06	1,375,000	1,419,908
6% 5/15/08	2,000,000	2,110,620
6.25% 2/1/11	575,000	599,708
6.375% 10/15/02	310,000	320,655
6.5% 8/15/04	10,000,000	10,728,100
7% 7/15/05	8,000,000	8,754,960
7.125% 2/15/05	4,000,000	4,381,240
Farm Credit Systems Financial Assistance Corp. 8.8% 6/10/05	5,000,000	5,741,400
Federal Home Loan Bank:
4.875% 4/16/04	7,270,000	7,499,441
6.375% 11/14/03	11,785,000	12,442,367
6.875% 8/15/03	2,915,000	3,109,926
Freddie Mac:
5% 1/15/04	18,500,000	19,153,235
5.25% 2/15/04	12,500,000	12,998,000
5.5% 7/15/06	4,000,000	4,163,120
5.875% 3/21/11	395,000	400,925
6.375% 11/15/03	13,360,000	14,174,158
6.625% 8/15/02	5,190,000	5,352,188
7% 7/15/05	13,970,000	15,290,584
Government Loan Trusts (assets of Trust guaranteed by U.S. Government through Agency for International Development) Class 1-B, 8.5% 4/1/06	1,960,807	2,167,927
Government Trust Certificates (assets of Trust guaranteed by U.S. Government through Defense Security Assistance Agency):
Class 2-E, 9.4% 5/15/02	84,064	86,613
Class 3-T, 9.625% 5/15/02	140,834	144,876
Guaranteed Export Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank):
Series 1993-C, 5.2% 10/15/04	273,600	282,195
Series 1993-D, 5.23% 5/15/05	259,149	267,340
Series 1994-F, 8.187% 12/15/04	11,514,984	12,197,350
Series 1995-A, 6.28% 6/15/04	2,114,118	2,203,522
U.S. Government and Government Agency Obligations - continued
	Principal Amount	Value (Note 1)
U.S. Government Agency Obligations - continued
Guaranteed Trade Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank):
Series 1992-A, 7.02% 9/1/04	$ 3,129,750	$ 3,270,589
Series 1997-A, 6.104% 7/15/03	2,433,333	2,508,767
Israel Export Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank) Series 1994-1, 6.88% 1/26/03	3,333,706	3,432,950
Overseas Private Investment Corp. U.S. Government guaranteed participation certificates:
Series 1994-195, 6.08% 8/15/04	1,694,138	1,769,256
6.77% 11/15/13	1,569,231	1,694,455
Private Export Funding Corp. secured:
5.65% 3/15/03	242,357	248,925
5.8% 2/1/04	3,005,000	3,085,835
6.86% 4/30/04	975,125	1,027,370
State of Israel (guaranteed by U.S. Government through Agency for International Development) 6.625% 8/15/03	2,500,000	2,646,850
Student Loan Marketing Association 5.25% 3/15/06	3,700,000	3,820,250
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		212,383,484
U.S. Treasury Obligations - 21.2%
U.S. Treasury Bonds:
10.75% 8/15/05	9,300,000	11,513,121
11.75% 2/15/10 (callable)	14,298,000	17,671,470
12% 8/15/13	7,000,000	9,919,210
U.S. Treasury Notes:
2.75% 10/31/03	2,000,000	1,999,680
3.625% 8/31/03	16,600,000	16,861,948
3.875% 7/31/03	16,500,000	16,832,640
5% 8/15/11	5,000,000	5,096,100
6.5% 10/15/06	2,000,000	2,207,820
6.625% 4/30/02	1,700,000	1,733,201
U.S. Government and Government Agency Obligations - continued
	Principal Amount	Value (Note 1)
U.S. Treasury Obligations - continued
U.S. Treasury Notes - coupon STRIPS:
0% 3/31/02	$ 1,034,000	$ 1,028,282
0% 9/30/02	834,000	821,707
0% 10/31/02	142,000	139,531
0% 11/30/02	207,000	202,814
TOTAL U.S. TREASURY OBLIGATIONS		86,027,524
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $294,884,566)		298,411,008
U.S. Government Agency - Mortgage Securities - 13.6%

Fannie Mae - 10.0%
5.5% 1/1/09	937,518	947,475
6% 9/1/08 to 8/1/16	31,083,203	31,636,635
6.5% 7/1/08 to 2/1/10	341,833	348,102
7% 4/1/08 to 11/1/14	4,101,532	4,277,794
8% 6/1/02 to 8/1/09	165,493	174,904
9% 2/1/13 to 8/1/21	933,037	1,010,794
9.5% 5/1/09 to 11/1/21	114,832	123,354
10% 1/1/17 to 1/1/20	151,889	167,515
10.5% 5/1/10 to 8/1/20	141,402	159,087
11% 11/1/10 to 9/1/14	758,888	850,503
11.5% 11/1/15 to 7/15/19	778,366	892,866
12% 4/1/15	17,639	20,175
12.5% 3/1/16	62,825	73,976
12.75% 10/1/13	25,419	30,065
		40,713,245
Freddie Mac - 1.8%
6.25% 1/1/03	81,045	81,241
6.5% 7/1/03 to 5/1/08	362,133	374,988
7.5% 11/1/12	931,618	977,323
8% 9/1/07 to 12/1/09	882,814	924,948
8.5% 5/1/06 to 6/1/14	856,131	913,116
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Freddie Mac - continued
9% 12/1/07 to 3/1/22	$ 446,215	$ 480,116
9.5% 1/1/17 to 12/1/22	1,286,128	1,395,077
10% 1/1/09 to 6/1/20	443,107	492,301
10.25% 12/1/09	18,318	20,402
10.5% 9/1/16 to 5/1/21	222,712	246,656
11% 12/1/11 to 1/1/19	30,112	34,308
11.5% 10/1/15	33,476	37,975
12% 9/1/11 to 11/1/19	63,505	73,146
12.25% 11/1/14	31,484	36,773
12.5% 8/1/10 to 6/1/19	908,217	1,046,779
		7,135,149
Government National Mortgage Association - 1.8%
8% 11/15/09 to 12/15/23	6,113,506	6,480,576
8.5% 5/15/16 to 4/15/17	136,036	147,386
10.5% 1/15/16 to 1/15/18	534,597	608,930
11% 10/20/13	14,537	16,565
12.5% 11/15/14	72,129	85,069
13% 8/15/14	44,322	52,368
13.5% 7/15/11	25,662	30,281
		7,421,175
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $53,528,201)		55,269,569
Collateralized Mortgage Obligations - 7.6%

U.S. Government Agency - 7.6%
Fannie Mae:
REMIC planned amortization class:
Series 1993-224 Class PG, 6.5% 9/25/21	1,764,044	1,779,479
Series 1999-25 Class PA, 6% 2/25/20	1,892,194	1,944,229
Series 1999-5 Class PB, 5.75% 2/25/16	2,715,772	2,748,986
Series 2000-26 Class PA, 7.5% 8/25/30	97,552	97,308
Series 2001-53 Class PE, 6.5% 8/31/31	2,000,000	2,092,422
Series 1999-58 Class AC, 7% 2/18/27	3,149,562	3,183,987
Collateralized Mortgage Obligations - continued
	Principal Amount	Value (Note 1)
U.S. Government Agency - continued
Freddie Mac:
REMIC planned amortization class:
Series 1343 Class K, 7.5% 4/15/21	$ 1,382,973	$ 1,387,717
Series 1462 Class PT, 7.5% 1/15/03	706,340	720,467
Series 1639 Class J, 6% 12/15/08	1,023,507	1,045,891
Series 1995 Class PB, 6.5% 9/20/25	2,639,648	2,724,592
Series 2134 Class PC, 5.725% 4/15/11	1,916,443	1,971,540
sequential pay:
Series 2134 Class H, 6.5% 12/15/24	1,435,417	1,504,489
Series 2166:
Class AC, 6.5% 3/15/26	1,806,961	1,856,652
Class AE, 6.5% 10/15/25	2,345,501	2,409,251
Series 2257 Class VA, 7% 9/15/07	3,457,046	3,634,219
Series 2279 Class VE, 6.5% 11/15/06	1,795,943	1,875,629
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $30,011,465)		30,976,858
Cash Equivalents - 7.7%
	Maturity Amount
Investments in repurchase agreements (U.S. Government Obligations), in a joint trading account at 2.15%, dated 11/30/01 due 12/3/01 (Cost $31,206,000)	$ 31,211,584	31,206,000
TOTAL INVESTMENT PORTFOLIO - 102.3% (Cost $409,630,232)		415,863,435
NET OTHER ASSETS - (2.3)%		(9,272,594)
NET ASSETS - 100%		$ 406,590,841
Other Information
Purchases and sales of long-term U.S. government and government agency obligations aggregated $666,719,963 and $620,956,850, respectively.
Income Tax Information

At November 30, 2001, the aggregate cost of investment securities for income tax purposes was $409,632,810. Net unrealized appreciation aggregated $6,230,625, of which $7,722,920 related to appreciated investment securities and $1,492,295 related to depreciated investment securities.

At November 30, 2001, the fund had a capital loss carryforward of approximately $26,267,000 of which $8,624,000, $3,288,000, $4,169,000, $101,000, $5,916,000 and $4,169,000 will expire on November 30, 2002, 2003, 2004, 2005, 2007 and 2008, respectively.

A total of 26.31% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax. The fund will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns (unaudited).

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2001
Assets
Investment in securities, at value (including securities loaned of $13,763,000 and repurchase agreements of $31,206,000) (cost $409,630,232) - See accompanying schedule		$ 415,863,435
Receivable for investments sold		78,034
Receivable for fund shares sold		466,313
Interest receivable		5,015,660
Total assets		421,423,442
Liabilities
Payable to custodian bank	$ 2,307
Payable for fund shares redeemed	535,304
Distributions payable	63,502
Accrued management fee	152,474
Other payables and accrued expenses	40,754
Collateral on securities loaned, at value	14,038,260
Total liabilities		14,832,601
Net Assets		$ 406,590,841
Net Assets consist of:
Paid in capital		$ 425,805,067
Undistributed net investment income		821,674
Accumulated undistributed net realized gain (loss) on investments		(26,269,103)
Net unrealized appreciation (depreciation) on investments		6,233,203
Net Assets		$ 406,590,841
Net Asset Value, offering price and redemption price per share ($406,590,841 ÷ 42,775,323 shares)		$9.51

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended November 30, 2001
Investment Income Interest		$ 23,998,893
Security lending		72,470
Total income		24,071,363
Expenses
Management fee	$ 1,682,727
Non-interested trustees' compensation	1,309
Total expenses before reductions	1,684,036
Expense reductions	(20,891)	1,663,145
Net investment income		22,408,218
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		6,091,628
Change in net unrealized appreciation (depreciation) on investment securities		6,651,441
Net gain (loss)		12,743,069
Net increase (decrease) in net assets resulting from operations		$ 35,151,287

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2001	Year ended November 30, 2000
Increase (Decrease) in Net Assets
Operations Net investment income	$ 22,408,218	$ 23,913,161
Net realized gain (loss)	6,091,628	(4,094,184)
Change in net unrealized appreciation (depreciation)	6,651,441	5,735,765
Net increase (decrease) in net assets resulting from operations	35,151,287	25,554,742
Distributions to shareholders from net investment income	(22,719,283)	(23,805,639)
Share transactions
Net proceeds from sales of shares	192,215,162	117,072,453
Reinvestment of distributions	21,149,829	21,968,436
Cost of shares redeemed	(160,984,227)	(214,733,895)
Net increase (decrease) in net assets resulting from share transactions	52,380,764	(75,693,006)
Total increase (decrease) in net assets	64,812,768	(73,943,903)
Net Assets
Beginning of period	341,778,073	415,721,976
End of period (including undistributed net investment income of $821,674 and $418,048, respectively)	$ 406,590,841	$ 341,778,073
Other information
Shares Sold	20,500,006	12,927,492
Issued in reinvestment of distributions	2,252,025	2,424,108
Redeemed	(17,182,534)	(23,761,009)
Net increase (decrease)	5,569,497	(8,409,409)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended November 30,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 9.190	$ 9.110	$ 9.480	$ 9.420	$ 9.500
Income from Investment Operations
Net investment income B	.562	.596	.579	.611	.637
Net realized and unrealized gain (loss)	.329	.079	(.362)	.045	(.090)
Total from investment operations	.891	.675	.217	.656	.547
Less Distributions
From net investment income	(.571)	(.595)	(.587)	(.596)	(.627)
Net asset value, end of period	$ 9.510	$ 9.190	$ 9.110	$ 9.480	$ 9.420
Total Return A	9.96%	7.70%	2.37%	7.18%	5.99%
Ratios to Average Net Assets C
Expenses before expense reductions	.45%	.45%	.45%	.45%	.45%
Expenses net of voluntary waivers, if any	.45%	.45%	.45%	.45%	.45%
Expenses net of all reductions	.44%	.44%	.44%	.44%	.44%
Net investment income	5.98%	6.57%	6.26%	6.47%	6.79%
Supplemental Data
Net assets, end of period (000 omitted)	$ 406,591	$ 341,778	$ 415,722	$ 379,553	$ 357,144
Portfolio turnover rate	173%	91%	85%	210%	147%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2001

1. Significant Accounting Policies.

Fidelity Institutional Short-Intermediate Government Fund (the fund) is a fund of Fidelity Advisor Series IV (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Interest income is accrued as earned.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for paydown gains/losses on certain securities, market discount, capital loss carryforwards, and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective December 1, 2001, the fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies and will begin amortizing premium and discount on all debt securities, as required. This accounting principle change will not have an impact on total net assets but will result in an increase or decrease to the cost of securities held and a corresponding change to net investment income.

The cumulative effect of this accounting change will not have an impact on total net assets but will result in an increase or decrease to the cost of securities held and a corresponding change to accumulated net undistributed realized gain (loss).

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee of .45% of the fund's average net assets. FMR pays all other expenses, except the compensation of the

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

non-interested Trustees and certain exceptions such as interest expense. The management fee paid to FMR by the fund is reduced by an amount equal to the fees and expenses paid by the fund to the non-interested Trustees.

5. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

6. Expense Reductions.

Through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's expenses by $20,891.

7. Other Information.

At the end of the period, one unaffiliated shareholder held 20% of the total outstanding shares of the fund.

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Advisor Series IV and the Shareholders of Fidelity Institutional Short-Intermediate Government Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Institutional Short-Intermediate Government Fund (a fund of Fidelity Advisor Series IV) at November 30, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Institutional Short-Intermediate Government Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
January 18, 2002

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Adviser

Fidelity Investments Money
Management, Inc.

Officers

Edward C. Johnson 3d, President

Abigail P. Johnson, Senior Vice President

Dwight D. Churchill, Vice President

Andrew J. Dudley, Vice President

David L. Murphy, Vice President

Stanley N. Griffith, Assistant Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Advisory Board

William S. Stavropoulos

* Independent trustees

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

The Bank of New York

New York, NY

ISIG-ANN-0102 153242
1.768775.100

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com